UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2014

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

EnLink Midstream, LLC (the “Registrant”) indirectly owns the general partner interest, the incentive distribution rights and a portion of the limited partner interests in EnLink Midstream Partners, LP (the “Partnership”).

On March 20, 2014, the Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with GSO Crosstex Holdings LLC (“GSO”) and certain of its affiliates (together with GSO, the “Selling Unitholders”) and Citigroup Global Markets Inc. (the “Underwriter”) with respect to the sale in an underwritten public offering by the Selling Unitholders of 17,997,296 common units representing limited partner interests of the Partnership (“Common Units”) for a price of $30.21 per Common Unit (the “Public Offering”).

The offer and sale of the Common Units were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-194465) (the “Registration Statement”), which became effective automatically upon filing with the Securities and Exchange Commission on March 10, 2014, as supplemented by the Partnership’s prospectus supplement thereto dated March 20, 2014.  The closing of the Public Offering is expected to occur on March 26, 2014, subject to customary closing conditions.  The Partnership will not receive any proceeds from the sale of the Common Units by the Selling Unitholders in the Public Offering.

In the Underwriting Agreement, the Partnership and the Selling Unitholders agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On March 20, 2014, the Partnership issued a press release announcing the commencement of the Public Offering.  On March 21, 2014, the Partnership issued a press release announcing the pricing of the Common Units to be issued and sold pursuant to the Public Offering.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of March 20, 2014, by and among the Partnership, GSO Crosstex Holdings LLC, GSO Special Situations Fund LP, GSO Special Situations Overseas Master Fund Ltd. and Citigroup Global Markets Inc. (incorporated by reference to Exhibit 1.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 20, 2014, filed with the Commission on March 25, 2014).

99.1	—

Press release dated March 20, 2014 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 20, 2014, filed with the Commission on March 25, 2014).

99.2	—

Press release dated March 21, 2014 (incorporated by reference to Exhibit 99.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 20, 2014, filed with the Commission on March 25, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: March 25, 2014	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of March 20, 2014, by and among the Partnership, GSO Crosstex Holdings LLC, GSO Special Situations Fund LP, GSO Special Situations Overseas Master Fund Ltd. and Citigroup Global Markets Inc. (incorporated by reference to Exhibit 1.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 20, 2014, filed with the Commission on March 25, 2014).

99.1	—

Press release dated March 20, 2014 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 20, 2014, filed with the Commission on March 25, 2014).

99.2	—

Press release dated March 21, 2014 (incorporated by reference to Exhibit 99.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 20, 2014, filed with the Commission on March 25, 2014).